Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund,

Virtus Ceredex Small-Cap Value Equity Fund, Virtus Silvant Large-Cap Growth Stock Fund

and Virtus Silvant Small-Cap Growth Stock Fund, (the “Funds”)

each a series of Virtus Asset Trust

Supplement dated May 26, 2021 to the

Statement of Additional Information (“SAI”) dated April 28, 2021

Important Notice to Investors

In the table showing the Total Dollar Amount of Brokerage Commissions for Research Services beginning on page 121 in the Funds’ SAI, the rows for the Funds are hereby replaced in their entirety with the following:

	Total Dollar Amount of Brokerage Commissions for Research Services ($)			Total Dollar Amount of Transactions Involving Brokerage Commissions For Research Services ($)
Fund	2018	2019	2020	2018	2019	2020
Ceredex Large-Cap Value Equity Fund	1,132,377	765,233	733,794	432,641,246	175,255,873	14,443,899
Ceredex Mid-Cap Value Equity Fund	2,370,020	2,234,336	2,435,056	716,593,228	192,580,648	42,127,856
Ceredex Small-Cap Value Equity Fund	488,553	241,814	287,688	114,914,232	9,735,000	3,753,686
Silvant Large-Cap Growth Stock Fund	12,290	13,780	8,399	33,837,799	32,207,062	21,084,176
Silvant Small-Cap Growth Stock Fund	15,378	11,041	14,308	17,428,569	10,737,086	12,855,012

Investors should retain this supplement with the SAI for future reference.

VAT 8622B/Ceredex-SilvantResearchCommissionCorrection (5/2021)